UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2015

LEXINGTON REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

LEPERCQ CORPORATE INCOME FUND L.P.

(Exact name of registrant as specified in its charter)

Delaware	33-04215	13-3779859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York		10119-4015
(Address of principal executive offices)		(Zip Code)

(212) 692-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Current Report on Form 8-K, which we refer to as this Current Report, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that are not clearly historical in nature are forward-looking, and the words “intends,” “estimates,” “anticipate,” “will,” “expects,” “plans,” and similar expressions are generally intended to identify forward-looking statements. Examples of these forward-looking statements include, but are not limited to, our expected use of proceeds of the revolving loan disclosed below. All forward-looking statements involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance or achievements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in each of Lexington Realty Trust’s and Lepercq Corporate Income Fund L.P.’s Annual Report on Form 10-K for the year ended December 31, 2014 and their other filings with the Securities and Exchange Commission. Copies of our filings with the Securities and Exchange Commission are available on our website at www.lxp.com. We have not incorporated by reference into this Current Report the information in, or that can be accessed through, Lexington Realty Trust’s website, and you should not consider any such information to be a part of this Current Report. All forward-looking statements included in this Current Report are based on information available as of the filing of this Current Report. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

Item 1.01. Entry into a Material Definitive Agreement.

On September 1, 2015, Lexington Realty Trust, or the Trust, entered into a new $905.0 million credit agreement, which we refer to as the Credit Agreement, among the Trust and Lepercq Corporate Income Fund L.P., or LCIF, jointly and severally as borrowers, each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 12.5 therein, KeyBank National Association, or KeyBank, as agent, with KeyBanc Capital Markets, Inc. and Wells Fargo Securities, LLC, as joint lead arrangers and joint bookrunners, and Wells Fargo Bank, National Association, or Wells Fargo, as syndication agent, and Regions Bank, as documentation agent.

The Credit Agreement replaces (1) the Second Amended and Restated Credit Agreement, dated as of February 12, 2013, which we refer to as the Previous Credit Agreement as the same was amended from time to time, among the Trust and LCIF, jointly and severally as borrowers, KeyBank, as agent, and each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 12.5 therein, and (2) the Amended and Restated Term Loan Agreement, dated as of February 12, 2013, which we refer to as the Previous Term Loan Agreement as the same was amended from time to time, among the Trust and LCIF, jointly and severally as borrowers, Wells Fargo, as agent, and each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 12.5 therein.

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The Credit Agreement provides for (1) a new $400.0 million senior unsecured revolving credit facility, or the Revolver, which refinances and replaces the previously existing $400.0 million senior unsecured revolving credit facility, (2) a new unsecured term loan in a principal amount of $250.0 million that matures on August 30, 2020, or the 2020 Term Loan, which refinances and replaces the previously existing $250.0 million unsecured term loan that was scheduled to mature on February 12, 2018, and (3) a new unsecured term loan in a principal amount of $255.0 million that matures on January 11, 2021, or the 2021 Term Loan, which refinances and replaces the previously existing $255.0 million unsecured term loan that was scheduled to mature on January 11, 2019. With lender approval, the Trust can increase the size of the Revolver, the 2020 Term Loan and the 2021 Term Loan by an amount, when taken together, shall not exceed $1.81 billion.

The Revolver matures August 30, 2019, but can be extended until August 30, 2020 at the Trust’s option. The Credit Agreement also provides for a $40.0 million letter of credit sub-facility, a $40.0 million swingline sub-facility and the ability to request bid rate loans.

The following is a comparison of the applicable margin over LIBOR under the Credit Agreement and the Previous Credit Agreement and Previous Term Loan Agreement, which are determined with respect to the Trust’s senior unsecured long-term debt rating, as follows:

Debt Rating	Previous Revolver	New Revolver	Previous 2018 Term Loan	Previous 2019 Term Loan	2020 and 2021 Term Loans
At least A- or A3	0.95%	0.85%	1.10%	n/a	0.90%
At least BBB+ or Baa1	1.05%	0.90%	1.20%	1.50%	0.95%
At least BBB or Baa2	1.15%	1.00%	1.35%	1.75%	1.10%
At least BBB- or Baa3	1.40%	1.20%	1.65%	1.95%	1.35%
Below BBB- or Baa3, or unrated	1.725%	1.55%	2.10%	2.25%	1.75%

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The Trust may prepay any outstanding borrowings under the Credit Agreement without any premium or penalty. In addition, the Trust is required to prepay all borrowings under the Revolver to the extent such borrowings are in excess of the amount the Trust has the ability to borrow under the Revolver.

The Credit Agreement contains representations, financial and other affirmative and negative covenants, events of defaults and remedies typical for this type of revolving credit and term loan facility. The principal financial covenants under the Credit Agreement (based on defined terms in the Credit Agreement) are:

(1) the Trust’s Total Indebtedness may not exceed 60% of its Capitalized Value (which is calculated based on a capitalization rate of 7.5%, which was 8.0% under the Previous Credit Agreement and the Previous Term Loan Agreement);

(2) the Trust’s Adjusted EBITDA for the period of two consecutive fiscal quarters most recently ending may not be less than 150% of the Trust’s Fixed Charges for such period;

(3) the Trust’s Unsecured Indebtedness shall not be greater than 60% of Unencumbered Property Value;

(4) the Trust’s Secured Indebtedness (excluding Nonrecourse Indebtedness) may not exceed 10% of the Trust’s Capitalized Value;

(5) the Trust’s Secured Indebtedness may not exceed 45% of the Trust’s Capitalized Value; and

(6) the Trust’s Unencumbered NOI shall not be less than 200% of the Trust’s Unsecured Debt Service.

The Trust expects to use the proceeds under the Revolver for general working capital, including to refinance certain indebtedness and to fund new investments. A copy of the Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement.

Item 1.02. Termination of a Material Definitive Agreement

On September 1, 2015, the Trust entered into the Credit Agreement described in Item 1.01 of this Current Report. The Credit Agreement replaces the Previous Credit Agreement and the Previous Term Loan Agreement, which were terminated effective September 1, 2015. The material terms and conditions pertaining to the Credit Agreement are set forth in Item 1.01 of this Current Report and to the extent required by Item 1.02 of Form 8-K, the information contained in (or incorporated by reference into) Items 1.01 and 2.03 of this Current Report is hereby incorporated by reference into this Item 1.02.

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 1, 2015, the Trust entered into the Credit Agreement described in Item 1.01 of this Current Report. The material terms and conditions pertaining to the Credit Agreement are set forth in Item 1.01 of this Current Report and to the extent required by Item 2.03 of Form 8-K, the information contained in (or incorporated by reference into) Items 1.01 and 1.02 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

10.1	Credit Agreement, dated as of September 1, 2015, among the Trust and LCIF, jointly and severally as borrowers, each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 12.5 therein, and KeyBank, as agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: September 1, 2015	By:	/s/ Patrick Carroll
Patrick Carroll Chief Financial Officer

Lepercq Corporate Income Fund L.P.
	By:	Lex GP-1 Trust, its general partner

Date: September 1, 2015	By:	/s/ Patrick Carroll
Patrick Carroll Vice President

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Exhibit Index

10.1	Credit Agreement, dated as of September 1, 2015, among the Trust and LCIF, jointly and severally as borrowers, each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 12.5 therein, and KeyBank, as agent.

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